UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 2007

Wells Real Estate Fund XII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-30287	58-2438242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

Item 2.01.	Disposition of Assets

Disposition of 111 Southchase Boulevard

On May 23, 2007, The Wells Fund XI-Fund XII-REIT Joint Venture (“Fund XI-XII-REIT Associates”) sold a manufacturing and office building containing approximately 168,000 rentable square feet and located in Fountain Inn, South Carolina (“111 Southchase Boulevard”) to an unaffiliated third party, for a gross sales price of $7,625,000, less closing costs. Fund XI-XII-REIT Associates is a joint venture partnership between Wells Real Estate Fund XI, L.P., Wells Real Estate Fund XII, L.P. (the “Registrant”), and Wells Operating Partnership, L.P.

The Registrant holds an equity interest of approximately 17.1% in Fund XI-XII-REIT Associates, and Fund XI-XII-REIT Associates owns 100% of 111 Southchase Boulevard. As a result of the sale, the Registrant received net sale proceeds of approximately $1.2 million and was allocated a gain of approximately $0.3 million, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2007	F-2

Pro Forma Statement of Operations for the three months ended March 31, 2007	F-3

Pro Forma Statement of Operations for the year ended December 31, 2006	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

Date: May 30, 2007

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WELLS REAL ESTATE FUND XII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2006, and in its quarterly report filed on Form 10-Q for the three months ended March 31, 2007.

The following unaudited pro forma balance sheet as of March 31, 2007 has been prepared to give effect to the May 23, 2007 sale of 111 Southchase Boulevard by The Wells Fund XI-Fund XII-REIT Joint Venture (“Fund XI-XII-REIT Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on March 31, 2007. The Registrant holds an equity interest of approximately 17.1% in the Fund XI-XII-REIT Associates, which owned 100% of 111 Southchase Boulevard.

The following unaudited pro forma statements of operations for the three months ended March 31, 2007 and for the year ended December 31, 2006 have been prepared to give effect to the sale of 111 Southchase Boulevard as if the disposition had occurred on January 1, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of 111 Southchase Boulevard had been consummated as of January 1, 2006. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sale had occurred on January 1, 2006.

WELLS REAL ESTATE FUND XII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2007

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$17,504,124	$(848,139	) (b)	$16,655,985
Cash and cash equivalents	122,932	1,236,704	(c)	1,359,636
Due from joint ventures	416,876	0		416,876
Other assets	709	0		709

Total assets	$18,044,641	$388,565		$18,433,206

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$13,751	$0		$13,751
Due to affiliates	16,694	0		16,694
Partnership distributions payable	283,077	0		283,077

Total liabilities	313,522	0		313,522

Partners’ capital:
Limited partners:
Cash preferred – 3,003,500 units outstanding	17,493,646	0		17,493,646
Tax preferred – 557,619 units outstanding	237,473	388,565	(d)	626,038
General partners	0	0		0

Total partners’ capital	17,731,119	388,565		18,119,684

Total liabilities and partners’ capital	$18,044,641	$388,565		$18,433,206

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of March 31, 2007.
(b)	Reflects the Registrant’s pro rata share of the basis in 111 Southchase Boulevard as of March 31, 2007.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund XI-XII-REIT Associates as a result of the sale of 111 Southchase Boulevard.
(d)

Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 111 Southchase Boulevard. The allocation of gains between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

WELLS REAL ESTATE FUND XII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$327,571	$(19,456	) (b)	$308,115

EXPENSES:
General and administrative	56,614	0		56,614

INTEREST AND OTHER INCOME	2,299	0		2,299

NET INCOME (LOSS)	$273,256	$(19,456)		$253,800

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$401,098	$(26,071)		$375,027

TAX PREFERRED	$(127,842)	$6,615		$(121,227)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.13	$(0.01)		$0.12

TAX PREFERRED	$(0.23)	$0.01		$(0.22)

LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	3,003,500			3,003,500

TAX PREFERRED	557,619			557,619

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q as of March 31, 2007.
(b)

Reflects an adjustment to equity in income of Fund XI-XII-REIT Associates earned by the Registrant related to 111 Southchase Boulevard for the three months ended March 31, 2007. This pro forma adjustment primarily results from operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gains that would have been recognized on the property sale if the transaction had occurred on January 1, 2006.

WELLS REAL ESTATE FUND XII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,049,727	$57,646	(b)	$1,107,373

EXPENSES:
General and administrative	261,468	0		261,468

INTEREST AND OTHER INCOME	15,461	0		15,461

NET INCOME (LOSS)	$803,720	$57,646		$861,366

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$1,303,927	$37,706		$1,341,633

TAX PREFERRED	$(500,207)	$19,940		$(480,267)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.43	$0.01		$0.44

TAX PREFERRED	$(0.90)	$0.04		$(0.86)

LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	3,003,500			3,003,500

TAX PREFERRED	557,619			557,619

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2006.
(b)

Reflects an adjustment to equity in loss of Fund XI-XII-REIT Associates earned by the Registrant related to 111 Southchase Boulevard for the year ended December 31, 2006. This pro forma adjustment primarily results from operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gains that would have been recognized on the property sale if the transaction had occurred on January 1, 2006.

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